UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported)

February 11, 2005

TARANTELLA, INC.

(Exact name of registrant as specified in its charter)

California	000-21484	94-2549086
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

425 Encinal Street

Santa Cruz, California 95060

(Address of principal executive offices, including zip code)

(831) 427-7222

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On February 11, 2005, Tarantella, Inc. (“Tarantella”) entered into a variety of agreements with members of its Board of Directors (the “Board”) and its executive management team to provide among other things, certain benefits upon a change in control. The following summary of the material terms of these agreements shall be qualified in its entirety by the text of such agreements, which have been filed hereto as Exhibits 10.42 to 10.52.

Alok Mohan

Tarantella entered into a Letter Agreement and Change in Control Agreement with Alok Mohan, the Chairman of Tarantella’s Board of Directors.

Pursuant to the terms of the Letter Agreement (the “2005 Consulting Agreement”), Mr. Mohan will receive for consulting services for calendar year 2005, $90,000 annual compensation comprised of $22,500 (paid pro rata monthly) cash compensation, and 59,211 shares of restricted stock of Tarantella. Mr. Mohan is also eligible to receive a $90,000 bonus upon Tarantella’s performance of target milestones in accordance with the provisions of its Management Incentive Plan. In addition, Mr. Mohan will receive a monthly allowance of $1,700 for medical, dental and vision coverage, but will no longer be covered under Tarantella’s plans.

Pursuant to the terms of Mr. Mohan’s Change in Control Agreement,

(a) if there is a Change in Control (as defined in the Mohan Change in Control Agreement) arising from an acquisition of Tarantella for an amount equal to or less than $48 million, then Mr. Mohan shall be entitled to a payment from Tarantella (the “CIC Payment”) equal to the aggregate of (i) the target incentive payment contemplated under the 2005 Consulting Agreement on the basis of 100% attainment and (ii) one times the annual compensation contemplated under the 2005 Consulting Agreement in an amount of ninety thousand dollars ($90,000) payable in cash as adjusted to reflect any accelerated amounts and stock (based on the original value of the stock on the date of grant) already received under the 2005 Consulting Agreement to ensure that Mr. Mohan receives a CIC Payment equal to one full year’s annual compensation; and

(b) if there is a Change in Control arising from an acquisition of Tarantella for an amount greater than $48 million, then the CIC Payment shall be equal to the aggregate of (a) the product of two times the target incentive payment contemplated under the 2005 Consulting Agreement on the basis of 100% attainment and (b) two times the annual compensation contemplated under the 2005 Consulting Agreement in an amount of one hundred eighty thousand dollars ($180,000) payable in cash, as adjusted to reflect any accelerated amounts and stock (based on the original value of the stock on the date of grant) already received under the 2005 Consulting Agreement to ensure that Mr. Mohan receives a CIC Payment equal to two full year’s annual compensation.

The Board may review the CIC Payment contemplated in (b)(above) (the “Additional CIC Payment”) every 6 months and if the situation in the Company changes materially, the Board may modify the Additional CIC Payment in its reasonable discretion upon notice to Mr. Mohan.

The CIC Payment shall be made in a lump sum on the effective date of the Change in Control, without regard to the termination of Mr. Mohan’s consulting services under the 2005 Consulting Agreement.

All stock options and restricted stock of Tarantella held by Mr. Mohan will also fully vest immediately prior to a Change in Control.

The Letter Agreement and Change in Control Agreement are attached hereto as Exhibits 10.42 and 10.43.

Change in Control Agreements with Doug Michels, Ninian Eadie, Gilbert Williamson, Bruce Ryan and Ronald Lachman

Tarantella also entered into Change in Control Agreements (the “Directors’ Change in Control Agreements”) with the following members of its Board: Doug Michels, Ninian Eadie, Gilbert Williamson, Bruce Ryan and Ronald Lachman

Pursuant to the Directors’ Change in Control Agreements, all stock options and restricted stock of Tarantella held by each of the directors named above, will fully vest immediately prior to a Change in Control (as defined in the Directors’ Change in Control Agreements).

The Directors’ Change in Control Agreements are attached hereto as Exhibit 10.44 through 10.48.

Frank Wilde

On February 11, 2005, Tarantella amended the Change in Control Agreement (the “Wilde Change in Control Agreement”) dated March 16, 2004 with Francis Wilde, CEO, President and a member of the Board of Directors of Tarantella.

Pursuant to the amendment, if, during the term of the Wilde Change in Control Agreement, the Involuntary Termination of Mr. Wilde’s employment occurs in connection with a Change In Control (as defined in the Wilde Change in Control Agreement), he shall be entitled to receive a termination payment from Tarantella (the “Termination Payment”). The Termination Payment shall be made on the effective date of the Change in Control. The amount of the Termination Payment shall be:

(i)	if there is a Change in Control arising from an acquisition of Tarantella for an amount equal to or less than $48 million, equal to the amount originally set forth in the Change in Control Agreement;

(ii)	if there is a Change in Control arising from an acquisition of Tarantella for an amount greater than $48 million, equal to the product of twenty four (24) times his Total Monthly Compensation (as defined) including targeted bonuses at 100% attainment. He shall also receive the full base salary for the month in which the Involuntary Termination occurs.

The Board may review the Termination Payment contemplated in Section (ii) (above) (the “Additional Termination Payment”) every 6 months and if the situation in the Company changes materially, the Board may modify the Additional Termination Payment in its reasonable discretion upon notice to Mr. Wilde.

This Wilde Change in Control Agreement, as amended, is attached hereto as Exhibit 10.49.

John Greeley

On February 11, 2005. Tarantella amended the Change in Control Agreement (the “Greeley Change in Control Agreement”) dated March 16, 2004 with John Greeley, Chief Financial Officer of Tarantella.

Pursuant to the amendment, if, during the term of the Greeley Change in Control Agreement, the Involuntary Termination of Mr. Greeley’s employment occurs in connection with a Change In Control (as defined in the Greeley Change in Control Agreement), he shall be entitled to receive a termination payment from Tarantella (the “Termination Payment”). The Termination Payment shall be made on the effective date of the Change in Control. The amount of the Termination Payment shall be:

(i)	if there is a Change in Control arising from an acquisition of Tarantella for an amount equal to or less than $48 million, equal to the amount originally set forth in the Change in Control Agreement;

(ii)	if there is a Change in Control arising from an acquisition of Tarantella for an amount greater than $48 million, equal to the product of twenty four (24) times his Total Monthly Compensation (as defined) including targeted bonuses at 100% attainment. He shall also receive the full base salary for the month in which the Involuntary Termination occurs.

The Board may review the Termination Payment contemplated in Section (ii) (above) (the “Additional Termination Payment”) every 6 months and if the situation in the Company changes materially, the Board may modify the Additional Termination Payment in its reasonable discretion upon notice to Mr. Greeley.

This Greeley Change in Control Agreement, as amended, is attached hereto as Exhibit 10.50.

Joe Vitetta

On February 11, 2005. Tarantella amended the Change in Control Agreement (the “Vitetta Change in Control Agreement”) dated March 16, 2004 with Joe Vitetta, VP, Corporate Development and Sales Operations, of Tarantella.

Pursuant to the amendment, if, during the term of the Vitetta Change in Control Agreement, the Involuntary Termination of Mr. Vitetta’s employment occurs in connection with a Change In Control (as defined in the Vitetta Change in Control Agreement), he shall be entitled to receive a termination payment from Tarantella (the “Termination Payment”). The Termination Payment shall be made on the effective date of the Change in Control. The amount of the Termination Payment shall be:

(i)	if there is a Change in Control arising from an acquisition of Tarantella for an amount equal to or less than $48 million, equal to the amount originally set forth in the Change in Control Agreement;

(ii)	if there is a Change in Control arising from an acquisition of Tarantella for an amount greater than $48 million, equal to the product of eighteen (18) times his Total Monthly Compensation (as defined) including targeted bonuses at 100% attainment. He shall also receive the full base salary for the month in which the Involuntary Termination occurs.

The Board may review the Termination Payment contemplated in Section (ii) (above) (the “Additional Termination Payment”) every 6 months and if the situation in the Company changes materially, the Board may modify the Additional Termination Payment in its reasonable discretion upon notice to Mr. Vitetta.

This Vitetta Change in Control Agreement, as amended, is attached hereto as Exhibit 10.51.

Steve Bannerman

On February 11, 2005. Tarantella amended the Change in Control Agreement (the “Bannerman Change in Control Agreement”) dated March 16, 2004 with Steve Bannerman, Chief Marketing Officer of Tarantella.

Pursuant to the amendment, if, during the term of the Bannerman Change in Control Agreement, the Involuntary Termination of Mr. Bannerman’s employment occurs in connection with a Change In Control (as defined in the Bannerman Change in Control Agreement),, he shall be entitled to receive a termination payment from Tarantella (the “Termination Payment”). The Termination Payment shall be made on the effective date of the Change in Control. The amount of the Termination Payment shall be:

(i)	if there is a Change in Control arising from an acquisition of Tarantella for an amount equal to or less than $48 million, equal to the amount originally set forth in the Change in Control Agreement;

(ii)	if there is a Change in Control arising from an acquisition of Tarantella for an amount greater than $48 million, equal to the product of eighteen (18) times his Total Monthly Compensation (as defined) including targeted bonuses at 100% attainment. He shall also receive the full base salary for the month in which the Involuntary Termination occurs.

The Board may review the Termination Payment contemplated in Section (ii) (above) (the “Additional Termination Payment”) every 6 months and if the situation in the Company changes materially, the Board may modify the Additional Termination Payment in its reasonable discretion upon notice to Mr. Bannerman.

This Change in Control Agreement, as amended, is attached hereto as Exhibit 10.52.

The foregoing summaries do not purport to be complete and are qualified in their entirety by reference to the actual agreement. Any information disclosed in this Current Report on Form 8-K or the exhibits hereto shall not be construed as an admission that such information is material.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Description
10.42	Letter Agreement between Tarantella and Alok Mohan entered into as of February 11, 2005.

10.43	Change in Control Agreement between Tarantella and Alok Mohan entered into as of February 11, 2005.

10.44	Change in Control Agreement between Tarantella and Doug Michels entered into as of February 11, 2005.

10.45	Change in Control Agreement between Tarantella and Ninian Eadie entered into as of February 11, 2005.

10.46	Change in Control Agreement between Tarantella and Gilbert Williamson entered into as of February 11, 2005.

10.47	Change in Control Agreement between Tarantella and Bruce Ryan entered into as of February 11, 2005.

10.48	Change in Control Agreement between Tarantella and Ron Lachman entered into as of February 11, 2005.

10.49	Change in Control Agreement between Tarantella and Frank Wilde entered into as of March 16, 2004, as amended as of February 11, 2005.

10.50	Change in Control Agreement between Tarantella and John Greeley entered into as of March 16, 2004, as amended as of February 11, 2005.

10.51	Change in Control Agreement between Tarantella and Joseph Vitetta entered into as of March 16, 2004, as amended as of February 11, 2005.

10.52	Change in Control Agreement between Tarantella and Steven Bannerman entered into as of March 16, 2004, as amended as of February 11, 2005.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARANTELLA, INC.

Date: February 14, 2005	By:	/s/ John M. Greeley
Name: John M. Greeley
Title: Chief Financial Officer